                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 07/01/04 - 07/31/04

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                  DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.         ATTACHED       ATTACHED
------------------                                                              ---------         --------      -----------
Schedule of Cash Receipts and Disbursements                                     MOR - 1A             x
    Bank Reconciliations (or copies of Debtor's bank reconciliations)           MOR - 1B             x
Statement of Operations                                                         MOR - 2
Balance Sheet                                                                   MOR - 3
Status of Postpetition Taxes                                                    MOR - 4              x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                   x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                          x
Summary of Unpaid Postpetition Debts                                            MOR - 4              x
    Listing of aged accounts payable                                                                 x
Accounts Receivable Aging                                                       MOR - 5              x
Debtor Questionnaire                                                            MOR - 5              x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                        Vice President
-----------------------------------              ------------------------------
Signature of Responsible Party                   Title

Montgomery W. Cornell                            8/26/2004
-----------------------------------              ------------------------------
Printed Name of Responsible Party                Date

PREPARER:

/s/ Andrew Stearns                               Vice President & Controller
-----------------------------------              ------------------------------
Signature of Preparer                            Title

Andrew Stearns                                   8/26/2004
-----------------------------------              ------------------------------
Printed Name of Preparer                         Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 07/01/04 - 07/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                        CURRENT MONTH           CUMULATIVE FILING TO DATE
                                               ------------------------------   -------------------------
                                                  Debtor       Non-Debtor (k)            Actuals
                                               -------------   --------------            -------
CASH BEGINNING                                    1,187            106                    7,565

RECEIPTS

Owned Domestic Lease Payments                     1,342              -                   28,210
Securitization Collections / (Transfers) (a)          -              -                  240,701
Repayment From / (To) Trusts                          -              -                       89
Owned International Lease Payments (b)               42              -                   16,040
International Bank Transfers In (l)                 137              -                    3,691
Receipts on Behalf of Affiliates                      -              -                    5,914
DIP Advances                                      3,200              -                   43,495
Other Receipts (c)                               23,179           (164)                  72,515
                                                -----------------------------------------------
TOTAL RECEIPTS                                   27,900           (164)                 410,655
                                                -----------------------------------------------
DISBURSEMENTS

Payroll (d)(e)                                      (82)             -                   (6,993)
Benefits (d)(e)                                     (36)             -                     (823)
Building Costs (f)                                  (24)             -                   (1,357)
Equipment Costs                                     (24)             -                   (1,370)
Auto, Travel & Entertainment                         (6)             -                     (193)
Outside Services (g)                               (227)             -                     (884)
Sales & Use Taxes                                   (31)             -                   (1,341)
Debt Repayment to Banks (b)(h)                        -              -                  (13,499)
International Bank Transfers Out (l)                (38)             -                   (4,667)
Servicer Disbursements (a)                            -              -                 (244,450)
Payments on Behalf of Affiliates (i)(p)          (1,914)             6                  (24,887)
Other Expense (j)                                   (21)             -                   (2,784)

DIP Repayments                                  (24,719)             -                  (87,043)
DIP Operating Reserve (o)                             -              -                  (14,395)
DIP Fees                                            (58)             -                   (3,108)
Professional Fees (p)                              (865)             -                   (9,292)
U.S. Trustee Quarterly Fees                           -              -                     (144)

                                                -----------------------------------------------
TOTAL DISBURSEMENTS                             (28,045)             6                 (417,230)

NET CASH FLOW                                      (145)          (158)                  (6,575)

CASH END OF MONTH                                 1,042            (52)                     990

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                                  (28,045)
   Transfers to Debtor in Possession Accounts                                                                              -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                                -
   Payments on Behalf of Affiliates (i)                                                                                1,914
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                      (26,131)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 07/01/04 - 07/31/04

BANK RECONCILIATIONS
(in thousands)

                                                         DEBTOR ACCOUNTS                   NON-DEBTOR ACCOUNTS       CURRENT MONTH
                                                -----------------------------------   ----------------------------   -------------
                                                Debtor Operating  International (m)   Restricted (k)   Lockbox (a)      Actuals
                                                ----------------  -----------------   --------------   -----------      -------
CASH BEGINNING OF MONTH                                 452             735                (58)            164            1,293

RECEIPTS

Owned Domestic Lease Payments                         1,342               -                  -               -            1,342
Securitization Collections / (Transfers) (a)              -               -                  -               -                -
Repayment From / (To) Trusts                              -               -                  -               -                -
Owned International Lease Payments (b)                    -              42                  -               -               42
International Bank Transfers in (l)                       -             137                  -               -              137
Receipts on Behalf of Affiliates                          -               -                  -               -                -
DIP Advances                                          3,200               -                  -               -            3,200
Other Receipts (c)                                   23,179               -                  -            (164)          23,015
                                                    -------             ---                ---            ----          -------
TOTAL RECEIPTS                                       27,721             179                  -            (164)          27,736
                                                    -------             ---                ---            ----          -------

DISBURSEMENTS

Payroll (d)(e)                                          (68)            (14)                 -               -              (82)
Benefits (d)(e)                                         (32)             (4)                 -               -              (36)
Building Costs (f)                                      (20)             (4)                 -               -              (24)
Equipment Costs                                         (24)              -                  -               -              (24)
Auto, Travel & Entertainment                             (1)             (5)                 -               -               (6)
Outside Services (g)                                   (193)            (34)                 -               -             (227)
Sales & Use Taxes                                       (31)              -                  -               -              (31)
Debt Repayment to Banks (b)(h)                            -               -                  -               -                -
International Bank Transfers Out (l)                      -             (38)                 -               -              (38)
Servicer Disbursements (a)                                -               -                  -               -                -
Payments on Behalf of Affiliates (i)(p)              (1,914)              -                  6               -           (1,908)
Other Expense (j)                                       (34)             13                  -               -              (21)

DIP Repayments                                      (24,719)              -                  -               -          (24,719)
DIP Operating Reserve (o)                                 -               -                  -               -                -
DIP Fees                                                (58)              -                  -               -              (58)
Professional Fees (p)                                  (865)              -                  -               -             (865)
U.S. Trustee Quarterly Fees                               -               -                  -               -                -
                                                    -------             ---                ---            ----          -------
TOTAL DISBURSEMENTS                                 (27,959)            (86)                 6               -          (28,039)
                                                    -------             ---                ---            ----          -------

NET CASH FLOW                                          (238)             93                  6            (164)            (303)

CASH END OF MONTH                                       214             828                (52)              0              990

BANK BALANCE                                            324             828                  -               0            1,152
   Deposits in Transit                                    -               -                  -               -                -
   Outstanding Checks                                  (162)              -                  -               -             (162)
   Non-Debtor Funds in Debtor Accounts (k)               52               -                (52)              -                -
   Other (n)                                              -               -                  -               -                -
ADJUSTED BANK BALANCE                                   214             828                (52)              0              990

See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 07/01/04 - 07/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)

      (a) Effective February 3, 2004 DVI Financial Services, Inc. (DFS), case #03-12657 transferred its servicing responsibility to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services. As a result, amounts shown for lockbox activity in July 2004 represents only miscellaneous fees and returned NSF checks and are included in the disbursements for the restricted accounts shown under the "Non-Debtor Accounts" column.

      (b) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In July, $42 of customer payments was received in the Debtors bank accounts (see footnote h).

      (c) The $23,015 of other receipts consists primarily of $500 for the fifth of twelve monthly installments for payment of Servicer Rights arising from the transfer of servicing to US Bancorp (effective February 3, 2004), approximately $9,700 in proceeds from the sale of DFS owned contracts to Cedar Boulevard, approximately $4,400 of Turkish asset sale proceeds, approximately $2,800 of other International asset sale proceeds, approximately $2,714 of Radnet Management Inc. customer settlement proceeds, approximately $3,065 of settlements and customer contract payoffs and miscellaneous as well as ($164) of non-Debtor bank account closing. Please see sales appendix #1 for further information on the Cedar Boulevard transaction. All other asset sale transactions were disclosed in prior periods.

      (d) The number of employees at the end of the period as compared to pre-petition:

July 2003             231
July 2004              10

      (e) The benefit-to-payroll (not including KERP) relationship, with an allocation of benefits similar to payroll was 13.9% for DFS. Expenses were adjusted for Cobra costs to be reimbursed and payments for prior period workers compensation.

      (f) Building costs of $24 consist of the following: rental storage - $10, International - $4, utilities - $10 and other miscellaneous - $7. Allocation to DVI Business Credit Corporation (BC), case #03-12658 - ($7).

      (g) Outside services costs of $227 are comprised of the following: workout/collections consultants and counsel expenditures - $202, payroll processing costs - $1, International - $34 and other miscellaneous - $7. Allocation to BC - ($17).

      (h) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks. Principal payments made from DFS accounts total $0 during July.

      (i) The $1,908 paid by DFS on behalf of affiliates consists of the allocation of professional fees and Jamison-based costs to BC of $910 and DVI, Inc. (case #03-12656) of $864, the direct payment of BC invoices for $140 and International credits of ($6).

      (j) Other expenses of $21 are comprised of the following: staffing and clerical - $22, electronic data processing - allocation credit of ($4), bank service charges - $13, other miscellaneous - $7, International - credits of ($13) and the allocation to BC - ($4).

      (k) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner. Due to the transfer of servicing, such activity will be limited in the current and future periods.

      (l) Transfers of $137 were received in the international branch accounts during July. These transfers are primarily for cash management within DFS and also for transfers from foreign subsidiaries.

            Transfers of $38 were paid out of the international branch accounts during July. These transfers are primarily for cash management within DFS and also for transfers to foreign subsidiaries.

      (m)   Accounts for international branches of DFS (see footnote b).

      (n)   Primarily returned wires and checks.

      (o) Estimated by DFS per DIP loan agreement approved by the Court on December 1, 2003. DIP balance, including accrued interest, as of the end of July is $76.2 million.

      (p) Unpaid non-ordinary course professional fees outstanding as of the end of July 2004 are estimated at $3,803. The fees consist of both Court required holdback amounts and unpaid invoices. DVI, Inc. (case #03-12656), DFS and BC have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                           Reporting Period: 07/01/04 - 07/31/04

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                      Beginning     Amount                     Ending
                                         Tax       Withheld or    Amount         Tax
                                      Liability     Accrued        Paid       Liability
                                      ----------   ----------   ----------    ----------
FEDERAL
Withholding                                 4          17          (21)             -
FICA-Employee                               -           6           (6)             -
FICA-Employer (b)                           -           6           (6)             -
Unemployment                                -           -            -              -
Income (c)(d)                          34,173           -            -         34,173
Other                                       -           -            -              -
    Total Federal Taxes                34,177          29          (33)        34,173
STATE AND LOCAL
Withholding                                 -           3           (3)             -
Sales (b)(e)                            3,188           -            -          3,188
Excise                                      -           -            -              -
Unemployment                                -           -            -              -
Real Property (e)                           -           -            -              -
Personal Property (e)                       -           -            -              -
Florida Doc Stamp                           -           -            -              -
Franchise                                   -           -            -              -
Other: Local Income Tax Withholding         -           1           (1)             -
    Total State and Local               3,188           4           (4)         3,188
                                       ------          --          ---         ------
TOTAL TAXES                            37,365          33          (37)        37,361
                                       ------          --          ---         ------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING (f)   AMOUNT
--------------------------   ------
0 - 30 days                    155
31 - 60 days                     -
61 - 90 days                     -
91 + days                        -
                             -----
TOTAL ACCOUNTS PAYABLE         155
                             -----

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 07/01/04 - 07/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

      (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries. At the end of its fiscal year on June 30, 2004, the Debtor discontinued the accrual for income tax benefits since the reorganization estate has sold or discontinued operations that were functioning during the prior fiscal year.

      (e) US Bancorp Portfolio Services, as part of the transfer of servicing, has administrative responsibility after January 2004 for sales taxes and property taxes.

      (f) Includes only postpetition trade payables. See footnote (p) in the MOR 1-A & 1-B footnotes for information regarding outstanding amounts due to professionals.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 07/01/04 - 07/31/04

                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (a)(b)(c)   AMOUNT
-----------------------------------   -------
Debtor-owned contract receivables     166,030

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                            YES      NO
--------------------------------------------------------------------------------------------------    -------  -------
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below. (SEE ATTACHED APPENDICES)                                     X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                                        X

3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                                                                X

4.   Are workers compensation, general liability and other necessary insurance coverages in effect?
     If no, provide an explanation below.                                                                X

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See footnotes on following page.                                           MOR 5

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 07/01/04 - 07/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 5 FOOTNOTES (all $ amounts in thousands)

      (a) Due to the transfer of servicing from DVI Financial Services Inc. ("DFS") to US Bancorp Portfolio Services ("USBPS") as of February 3, 2004, the Debtor no longer records activity for contract receivables within their portfolio management software (both owned and non-debtor). As a result, DFS is only able to provide aggregate receivable balances for contracts as of February 29, 2004. In addition, since DFS has ceased servicing non-debtor owned contracts in securitization pools, only the receivables balance for Debtor-owned contracts that are direct assets of the estate will be provided. Further information into the performance of securitized contracts can be collected through publicly filed documents filed with the Securities Exchange Commission ("SEC"). Such information can be retrieved by visiting the SEC website at www.sec.gov.

      (b) Consists of the following Debtor-owned contract receivables categories:

Serviced by USBPS                               $104,166
Serviced by DFS and other parties                 11,317
International owned contract receivables          50,547
                                                --------
Total                                           $166,030

            Note that assets owned by DFS (serviced by both USBPS and DFS) were sold during July 2004, see sales appendix for more information.

      (c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period:   07/01/04 - 07/31/04

                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.

               8/26/2004                          /s/ Montgomery W. Cornell
        ----------------------                    ------------------------------
                 Date                             Signature of Responsible Party
                                                  Montgomery W. Cornell

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                           Reporting period: 07/01/04 - 07/31/04

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

Asset Description:             DVI Financial Services Inc. (DFS) owned
                               approximately $191.6 million in leases as of the end of June 2004. DFS had for several months actively marketed these owned contracts and through negotiations with various groups arrived an acceptable bid of $10.6 million by Cedar
                               Boulevard Lease Funding LLC (Cedar) for a selection of leases that was approved by the Court on July 8, 2004. The purchase amount was reduced by cash collections received between the date of the execution of the purchase agreement and the transaction closing date, as well as a sales tax escrow arrangement.

Effective Date:                07/08/04

Compensation:                  $9.7 million in cash received by DFS.